Income Taxes (Details Textual)	12 Months Ended
Dec. 31, 2017 USD ($)
Income Taxes (Textual)
Federal statutory rate	34.00%
Limitation on use of operating loss carryforwards	All of the federal and state net operating losses incurred through December 15, 2017, are subject to 100 percent limitation under the provisions of Internal Revenue Code section 382 due to various ownership changes and the continuity of business requirement.
U.S. corporate income tax rate	The Tax Act reduces the U.S. statutory tax rate from 35% to 21%. The Company’s deferred tax assets were calculated to reflect the reduction in the U.S. corporate income tax rate from 35% to 21%.
Deferred tax assets	$ 224,043